UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/29/2015

Item 1. Reports to Stockholders.

Annual Report 5/31/2015

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays Global Aggregate Bond Index	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	4.10%	-1.89%	11.81%	-6.00%	0.02%
5-Year	3.21	1.99	16.54	2.45	0.08
Since Inception (3/5/07)	2.00	1.27	7.62	3.66	0.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 29, 2015, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.10% during the reporting period. In comparison, the Fund outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Barclays Global Aggregate Bond Index, and underperformed the S&P 500 Index, which returned 0.02%, -6.00% and 11.81%, respectively, as absolute return strategies generally outpaced short-term U.S. Government and global investment-grade fixed-rate debt securities, and underperformed the U.S. stock market this reporting period.

MARKET OVERVIEW

In 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, and parts of both Latin America and Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, including the euro, and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to a positive U.S. economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. The euro was challenged by persistent weakness in Europe and elevated concerns

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

about deflation. Other nations faced headwinds as well. Japan’s economy remained moribund and falling commodity prices pressured natural resource exporters such as Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to hostilities in eastern Ukraine and Crimea, and the precipitous drop in oil prices. Even countries with positive economic fundamentals saw their currencies drop versus the dollar.

The opening months of 2015 were marked by cooling U.S. growth after the strong fourth quarter of 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of QE that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015.

FUND REVIEW

During the reporting period, our Equity Market Neutral and Global Macro strategies drove the Fund’s positive performance. Our Fixed Income Alternatives strategy produced modest positive returns, and our Volatility strategy detracted from performance.

The Fund’s Equity Market Neutral strategy, which involves investments in equity securities while seeking to minimize systematic equity risk, generated the largest contribution to the Fund’s return. We received positive results from all the stock selection strategies we deploy, including multi-factor, volatility-based screening, merger arbitrage, momentum and value stock picking. Our strategies involving momentum and value stock picking on U.S. equities and volatility-based screening of U.K. and French equities performed particularly well during the period. Our merger arbitrage strategy was a modest contributor to performance as low interest rates continue to depress the return potential of our positions in merger candidates.

Global Macro, which involves tactical positioning in broad asset and/or sector classes, benefited from the performance generated from our tactical timing strategies on stocks, bonds and currencies for most of the reporting period, as well as our tactical tilts on high yield credit and U.S. Treasuries. In addition, our long/short commodities

4     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

positions contributed positively to performance as the Fund was short energy.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. We benefited from positions on government interest rate curves. In addition, our position in catastrophe bonds performed well as many of the bonds we held had exposure to U.S. hurricane risk, a peril that caused very limited losses in 2014. Our security selection in individual investment grade credits from the credit default swap market detracted from performance.

Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, detracted from performance. Our currency volatility strategies detracted largely due to our CBOE Volatility Index and currency volatility swap strategies.

STRATEGY & OUTLOOK

Signs of a rebound in the U.S. continue to mount and we believe there is an increasing likelihood that the Fed will begin raising rates this year. At the same time, the European and Japanese central banks are continuing with their aggressive stimulus plans. The U.S. dollar recently hit a peak but we believe that volatility will stay elevated for U.S. risk assets, while we expect it to be lower for risk assets abroad. In terms of oil, the rapid drop in energy prices is a form of stimulus, and the combination of producers reducing supply and rising demand could eventually lead to a strong turnaround in energy prices. What is good for oil should eventually be good for emerging markets as these commodity producing countries typically benefit from rising energy prices. At the same time, countries like China are being proactive in stimulating their economies and many emerging market currencies appear to be undervalued after their sharp drop in late 2014.

Caleb Wong Portfolio Manager

5     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION
Short-Term Notes	35.4%
Non-Convertible Corporate Bonds and Notes	30.0
Event-Linked Bonds
Multiple Event	5.0
Windstorm	4.9
Earthquake	3.9
Other	1.3
Longevity	0.4
Investment Companies
Oppenheimer Master Loan Fund, LLC	5.3
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.3
Common Stocks	8.0
Mortgage-Backed Obligations
Government Agency	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS
United States Treasury Bills, 0.072%, 9/17/15	33.1%
Oppenheimer Master Loan Fund, LLC	5.0
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.9
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19	0.7
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24	0.6
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21	0.6
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20	0.5
Banco BMG SA, 8.875% Sub. Nts., 8/5/20	0.4
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	0.4
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*May 29, 2015, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements.

6     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	4.10%	3.21%	2.00%
Class C (OARCX)	1/27/12	3.24%	N/A	4.15%
Class I (OAIIX)	1/27/12	4.38%	N/A	5.28%
Class Y (OARYX)	1/27/12	4.21%	N/A	5.02%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-1.89%	1.99%	1.27%
Class C (OARCX)	1/27/12	2.25%	N/A	4.15%
Class I (OAIIX)	1/27/12	4.38%	N/A	5.28%
Class Y (OARYX)	1/27/12	4.21%	N/A	5.02%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Global Aggregate Bond Index, the S&P 500 Index, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Barclays Aggregate Bond Index is a broad-based measure of the global investment-grade fixed-rate debt markets an unmanaged index of equity securities. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Bank of America (BofA) Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Fund has changed its benchmark from the Barclays Global Aggregate Bond Index and the S&P 500 Index to the BofA Merrill Lynch 3-Month Treasury Bill Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 29, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015
Class A	$ 1,000.00	$ 1,011.20	$ 6.87
Class C	1,000.00	1,007.40	10.80
Class I	1,000.00	1,012.80	5.17
Class Y	1,000.00	1,012.10	6.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.85	6.89
Class C	1,000.00	1,013.96	10.83
Class I	1,000.00	1,019.53	5.19
Class Y	1,000.00	1,018.54	6.19

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios
Class A	1.38%
Class C	2.17
Class I	1.04
Class Y	1.24

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS May 29, 2015*

	Shares	Value
Common Stocks—7.5%
Advent Software, Inc.	8,761	$383,381
Ambit Biosciences Corp.[1,13]	23,568	14,141
Associated Estates Realty Corp.	13,852	396,029
Borderfree, Inc.[1]	28,257	395,315
Catamaran Corp.[1]	6,490	388,427
Chelsea Therapeutics, Inc.[1,13]	40,295	—
Cleco Corp.	6,599	357,996
ClickSoftware Technologies Ltd.[1]	31,528	396,622
Durata Therapeutics[1,13]	14,998	—
EME Reorganization Trust	260,360	3,385
Excel Trust, Inc.	24,613	391,101
Furiex Pharmaceuticals, Inc.[1,13]	2,446	11,949
Goldman Sachs Group, Inc. (The)	854	176,086
Horizon Lines, Inc., Cl. A1	568,677	408,310
Hospira, Inc.[1]	4,313	381,355
IGATE Corp.[1]	8,358	397,089
Informatica Corp.[1]	8,181	395,960
Integrated Silicon Solution, Inc.	20,520	421,070
Life Time Fitness, Inc.[1]	5,493	394,947
Meadowbrook Insurance Group, Inc.	44,360	377,947
NRG Energy, Inc.	856	21,575
Omnicare, Inc.	4,027	383,733
OmniVision Technologies, Inc.[1]	13,395	361,129
Orbitz Worldwide, Inc.[1]	32,593	367,323
Pall Corp.	3,112	387,257
Polypore International, Inc.[1]	6,500	389,415
Procera Networks, Inc.[1]	34,902	401,373
Quality Distribution, Inc.[1]	24,746	391,482
Rally Software Development Corp.[1]	20,294	394,109
SFX Entertainment, Inc.[1]	75,611	368,226
Teva Pharmaceutical Industries Ltd.[1]	940	—
Zep, Inc.	19,900	397,204
Total Common Stocks (Cost $9,549,227)		9,553,936

	Principal Amount
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.00%, 7/1/26[2,3]	$218,701	35,722
Series 2815, Cl. PT, 0.00%, 11/15/32[2,3]	122,501	8,216
Series 2922, Cl. SE, 4.585%, 2/15/35[2]	23,590	4,585
Series 3005, Cl. WI, 0.00%, 7/15/35[2,3]	31,001	7,840
Series 3031, Cl. BI, 2.35%, 8/15/35[2]	308,621	78,202
Series 3201, Cl. SG, 1.865%, 8/15/36[2]	123,859	23,349
Series 3606, Cl. SN, 0.00%, 12/15/39[2,3]	150,337	27,996
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 4.977%, 5/25/33[2]	55,893	10,111
Series 2003-52, Cl. NS, 0.00%, 6/25/23[2,3]	79,146	10,413
Series 2004-56, Cl. SE, 12.247%, 10/25/33[2]	105,946	21,295
Series 2005-12, Cl. SC, 7.97%, 3/25/35[2]	11,336	2,521
Series 2005-14, Cl. SE, 19.943%, 3/25/35[2]	191,020	32,391

11     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-6, Cl. SE, 15.255%, 2/25/35[2]	$213,973	$39,089
Series 2005-87, Cl. SE, 13.143%, 10/25/35[2]	143,034	19,391
Series 2006-53, Cl. US, 13.397%, 6/25/36[2]	110,760	19,728
Series 2007-88, Cl. XI, 21.793%, 6/25/37[2]	200,138	35,870
Series 2010-116, Cl. BI, 0.00%, 8/25/20[2,3]	298,770	23,842
Series 2011-96, Cl. SA, 4.30%, 10/25/41[2]	555,856	98,833
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 4.824%, 10/16/29[2]	222,247	53,745
Total Mortgage-Backed Obligations (Cost $500,483)		553,139

Non-Convertible Corporate Bonds and Notes—28.1%
Consumer Discretionary—3.9%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	368,375

Automobiles—0.2%
FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	276,750

Diversified Consumer Services—0.4%
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[4]	500,000	485,625

Hotels, Restaurants & Leisure—1.2%
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[5]	250,000	65,312
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	264,688
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[4]	250,000	243,750
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	227,500
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	250,000	243,125
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	450,000	439,875
		1,484,250

Media—1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	368,812
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	250,000	265,625
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	255,625
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	332,063
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[4]	250,000	253,125
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[4]	250,000	260,050
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	250,000	260,938
		1,996,238

Multiline Retail—0.2%
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	250,000	246,750

12     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Specialty Retail—0.1%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[4]	$200,000	$178,500

Consumer Staples—1.3%
Food Products—1.3%
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]	1,000,000	941,500
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]	500,000	427,500
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	359,478
		1,728,478

Energy—3.7%
Energy Equipment & Services—0.3%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	191,813
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	181,875
		373,688

Oil, Gas & Consumable Fuels—3.4%
Alliance Oil Co. Ltd., 10% Sr. Unsec. Nts., 3/11/19[4,6]	450,000	330,750
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	45,000
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	255,000
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	250,000	236,094
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	183,500
5.50% Sr. Sub. Nts., 5/1/22	100,000	95,938
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	401,625
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	382,375
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	176,875
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	181,875
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[4]	300,000	310,125
Pacific Rubiales Energy Corp., 5.375% Sr. Unsec. Nts., 1/26/19[4]	250,000	226,562
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[4]	450,000	238,500
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	259,531
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	288,750
Williams Cos, Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24	250,000	255,782
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	500,000	511,240
		4,379,522

Financials—5.7%
Capital Markets—0.3%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	374,500

Commercial Banks—3.3%
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[4]	550,000	562,375
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,6,7]	300,000	292,500
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[4]	425,000	436,687
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	350,000	359,590
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	350,000	358,295
HBOS plc, 6.75% Sub. Nts., 5/21/18[4]	200,000	223,562
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,6]	450,000	467,568

13     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[4]	$500,000	$501,574
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	275,660
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]	500,000	494,391
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[4]	200,000	212,500
		4,184,702

Consumer Finance—0.6%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	350,000	431,812
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	280,625
		712,437

Diversified Financial Services—0.0%
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	350,000	30,625

Insurance—0.2%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[4]	250,000	258,750

Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	370,300

Real Estate Management & Development—1.0%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[4]	500,000	527,500
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[4]	250,000	224,375
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[4,5]	500,000	322,500
RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[4]	250,000	249,688
		1,324,063

Health Care—2.1%
Health Care Equipment & Supplies—0.6%
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	264,500
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[4]	250,000	220,313
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	269,500
		754,313

Health Care Providers & Services—1.1%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	266,250
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	253,125
5.75% Sr. Unsec. Nts., 8/15/22	300,000	320,250
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	500,000	546,250
		1,385,875

Pharmaceuticals—0.4%
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[4]	500,000	534,687

Industrials—2.0%
Aerospace & Defense—0.4%
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[4]	250,000	228,750

14     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	$250,000	$256,250
		485,000

Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4,5]	335,000	60,300

Machinery—0.6%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[4]	250,000	249,000
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	250,000	277,812
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	251,250
		778,062

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[4]	250,000	251,875

Trading Companies & Distributors—0.8%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	271,563
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	221,500
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	500,000	551,250
		1,044,313

Information Technology—1.8%
Communications Equipment—0.5%
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	270,625
Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[4]	250,000	251,250
10.50% Sec. Nts., 3/1/21[4]	100,000	86,000
		607,875

IT Services—0.5%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	250,000	293,437
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[4]	500,000	437,500
		730,937

Software—0.6%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	250,000	267,813
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[4]	250,000	261,822
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	250,000	227,187
		756,822

Technology Hardware, Storage & Peripherals—0.2%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]	250,000	265,938

Materials—3.4%
Chemicals—0.4%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	230,625

15     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Chemicals (Continued)
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	$250,000	$225,937
		456,562

Construction Materials—0.6%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[4]	750,000	762,750

Containers & Packaging—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	261,563

Metals & Mining—2.2%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	272,813
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]	250,000	263,750
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	273,928
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21	250,000	264,687
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[4]	700,000	614,250
Ferrexpo Finance plc, 10.375% Sr. Unsec. Nts., 4/7/19[4]	150,000	129,000
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[4]	143,000	140,498
7.00% Sr. Unsec. Nts., 2/15/21[4]	143,000	139,246
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[4]	250,000	230,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	267,577
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[4]	250,000	235,000
		2,830,749

Telecommunication Services—3.7%
Diversified Telecommunication Services—2.0%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	257,187
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[4]	250,000	255,938
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	700,000	761,250
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	268,125
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	250,000	254,375
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	250,000	263,750
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[4]	500,000	500,630
		2,561,255

Wireless Telecommunication Services—1.7%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	200,000	208,400
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]	250,000	231,000
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[5]	250,000	68,594
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]	500,000	490,250
SoftBank Corp., 4.50% Sr. Unsec. Nts., 4/15/20[4]	250,000	257,500
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	356,789
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[4]	500,000	522,500
		2,135,033

16     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount		Value
Utilities—0.5%
Electric Utilities—0.3%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		$250,000	$314,297
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[5,13]		250,000	25
			314,322
Independent Power and Renewable Electricity Producers—0.2%
Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19[4]		250,000	265,625
Total Non-Convertible Corporate Bonds and Notes (Cost $38,150,025)			36,017,409
Event-Linked Bonds—14.4%
Earthquake—3.6%
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.495%, 5/3/16[4,6]		356,000	356,400
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 4.995%, 8/7/15[4,6]		250,000	250,975
Golden State RE II Ltd. Catastrophe Linked Nts., 2.195%, 1/8/19[4,6]		500,000	500,125
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[4,6]	JPY	40,000,000	322,975
2.245%, 4/6/18[4,6]		390,000	391,813
2.495%, 4/6/18[6,8]		250,000	250,612
Lakeside Re III Ltd. Catastrophe Linked Nts., 7.995%, 1/8/16[4,6]		250,000	257,231
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.495%, 4/8/16[6,8]		250,000	251,206
Merna Reinsurance Ltd. Catastrophe Linked Nts., 1.995%, 4/9/18[6,8]		250,000	250,088
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 1.995%, 4/7/17[4,6]		250,000	249,713
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.995%, 12/4/15[4,6]		250,000	254,981
Nakama Re Ltd. Catastrophe Linked Nts.:
2.12%, 1/16/19[6,8]		250,000	250,763
2.495%, 4/13/18[4,6]		250,000	252,038
2.745%, 9/29/16[4,6]		250,000	252,406
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[4,6]		500,000	499,575
			4,590,901
Longevity—0.4%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.458%, 1/15/17[4,6]		500,000	509,725
Multiple Event—4.7%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.464%, 1/17/19[4,6]		500,000	509,575
Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[4,6]		297,000	297,423
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.845%, 4/7/17[4,6]		410,000	416,539
Citrus Re Ltd. Catastrophe Linked Nts.:
3.745%, 4/24/17[4,6]		250,000	244,813
4.245%, 4/18/17[4,6]		250,000	244,712
Cranberry Re Ltd. Catastrophe Linked Nts., 3.795%, 7/6/18[4,6]		250,000	251,588
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.745%, 3/14/18[4,6]		250,000	246,862
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.495%, 4/30/18[4,6]		250,000	250,438
4.745%, 4/30/18[4,6]		250,000	249,813
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.895%, 12/6/15[4,6]		250,000	250,400
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.495%, 12/6/16[4,6]		500,000	508,275
5.745%, 12/6/16[4,6]		250,000	256,087
7.995%, 6/6/16[4,6]		250,000	262,512

17     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Multiple Event (Continued)
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.245%, 12/6/17[4,6]		$250,000	$246,962
Riverfront Re Ltd. Catastrophe Linked Nts., 3.995%, 1/6/17[4,6]		250,000	248,237
Sanders Re Ltd. Catastrophe Linked Nts.:
2.995%, 5/25/18[4,6]		250,000	243,938
3.245%, 5/25/18[4,6]		250,000	242,788
3.895%, 6/7/17[4,6]		250,000	248,538
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[4,6]		250,000	246,963
6.535%, 1/9/17[4,6]		300,000	303,195
VenTerra Re Ltd. Catastrophe Linked Nts., 3.745%, 1/9/17[4,6]		250,000	250,737
			6,020,395

Other—1.2%
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20[4,6]	EUR	500,000	550,715
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.745%, 1/9/17[4,6]		250,000	257,663
Vitality Re V Ltd. Catastrophe Linked Nts., 1.745%, 1/7/19[6,8]		500,000	503,225
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.095%, 1/8/18[6,8]		250,000	250,475
			1,562,078

Windstorm—4.5%
Alamo Re Ltd. Catastrophe Linked Nts.:
4.595%, 6/7/19[4,6]		250,000	250,481
6.345%, 6/7/17[4,6]		250,000	252,363
Aozora Re Ltd. Catastrophe Linked Nts., 1.995%, 4/7/17[4,6]	JPY	25,500,000	203,996
Armor Re Ltd. Catastrophe Linked Nts., 3.995%, 12/15/16[4,6]		500,000	496,063
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[4,6]	EUR	250,000	277,815
East Lane Re V Ltd. Catastrophe Linked Nts., 10.745%, 3/16/16[4,6]		250,000	259,506
Everglades Re II Ltd. Catastrophe Linked Nts., 5.145%, 5/3/18[4,6]		250,000	250,013
Everglades Re Ltd. Catastrophe Linked Nts., 7.495%, 4/28/17[4,6]		250,000	255,113
Gator Re Ltd. Catastrophe Linked Nts., 6.675%, 1/9/17[4,6]		500,000	453,075
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[4,6]	EUR	319,000	355,648
Ibis Re II Ltd. Catastrophe Linked Nts., 3.995%, 6/28/16[4,6]		255,000	255,669
Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[4,6]	EUR	250,000	276,579
Longpoint Re Ltd. Catastrophe Linked Nts., 5.995%, 6/12/15[4,6]		250,000	250,850
Manatee Re Ltd. Catastrophe Linked Nts., 4.995%, 12/22/17[4,6]		250,000	248,750
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.495%, 12/4/15[4,6]		250,000	249,956
7.745%, 12/4/15[4,6]		250,000	252,281
Pelican III Re Ltd. Catastrophe Linked Nts., 5.995%, 4/16/18[4,6]		250,000	248,600
Pelican Re Ltd. Catastrophe Linked Nts., 5.995%, 5/15/17[4,6]		250,000	252,262
Queen City Re Catastrophe Linked Nts., 3.495%, 1/6/17[4,6]		250,000	247,338
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.495%, 6/8/16[4,6]		262,000	262,269
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.495%, 5/9/16[4,6]		250,000	256,687
			5,855,314
Total Event-Linked Bonds (Cost $18,764,561)			18,538,413

	Shares
Investment Companies—9.9%
Oppenheimer Master Loan Fund, LLC[9]	431,710		6,393,159

18     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value
Investment Companies (Continued)
PowerShares Senior Loan Portfolio Exchange Traded Fund	263,215	$6,348,746

Total Investment Companies (Cost $13,064,891)		12,741,905

	Principal Amount
Short-Term Note—33.1%
United States—33.1%
United States Treasury Bills, 0.072%, 9/17/15[10,11,12] (Cost $42,490,978)	$42,500,000	42,498,385

Total Investments, at Value (Cost $122,520,165)	93.4%	119,903,187
Net Other Assets (Liabilities)	6.6	8,531,935

Net Assets	100.0%	$128,435,122

Footnotes to Consolidated Statement of Investments

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $553,139 or 0.43% of the Fund’s net assets as of May 29, 2015.
3. Interest rate is less than 0.0005%.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,502,836 or 27.64% of the Fund’s net assets as of May 29, 2015.
5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.
6. Represents the current interest rate for a variable or increasing rate security.
7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
8. Restricted security. The aggregate value of restricted securities as of May 29, 2015 was $1,756,369, which represents 1.37% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.495%, 4/6/18	7/1/14	$251,534	$250,612	$(922)
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.495%, 4/8/16	10/7/14	251,475	251,206	(269)
Merna Reinsurance Ltd. Catastrophe Linked Nts., 1.995%, 4/9/18	3/16/15	250,000	250,088	88
Nakama Re Ltd. Catastrophe Linked Nts., 2.12%, 1/16/19	12/12/14	250,000	250,763	763

19     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation	)
Vitality Re V Ltd. Catastrophe Linked Nts., 1.745%, 1/7/19	1/17/14	$500,000	$503,225	$3,225
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.095%, 1/8/18	1/21/15	250,000	250,475	475

		$1,753,009	$1,756,369	$3,360

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014	[a]	Gross Additions	Gross Reductions	Shares May 29, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—		156,817,897	156,817,897	—
Oppenheimer Master Loan Fund, LLC	292,592		139,118	—	431,710

	Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E	$—	$2,868		$—
Oppenheimer Master Loan Fund, LLC	6,393,159	313,954	[b]	70,682	[b]

	$6,393,159	$316,822		$70,682

  a. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying   Consolidated Notes.

  b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,999,848. See Note 5 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,122,919. See Note 5 of the accompanying Consolidated Notes.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. Security received as a result of issuer reorganization.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$94,098,793	78.5%
Brazil	2,907,612	2.4
Bermuda	2,348,638	2.0
Cayman Islands	2,016,550	1.7
Japan	1,930,065	1.6
Mexico	1,588,563	1.3
India	1,407,645	1.2
Supranational	1,360,587	1.1
Russia	1,315,750	1.1
Turkey	1,207,521	1.0
France	1,159,488	1.0
China	1,074,375	0.9
Italy	1,024,074	0.8

20     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Barbados	$761,250	0.6%
United Kingdom	748,222	0.6
Colombia	586,153	0.5
Ukraine	556,500	0.5
Eurozone	554,394	0.5
Canada	508,494	0.4
Luxembourg	456,500	0.4
Macau	439,875	0.4
Israel	396,622	0.3
South Africa	273,928	0.2
Chile	260,938	0.2
Jersey, Channel Islands	243,750	0.2
Venezuela	238,500	0.2
Australia	230,000	0.2
Jamaica	208,400	0.2

Total	$119,903,187	100.0%

Forward Currency Exchange Contracts as of May 29, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	07/2015	MXN	115,800	USD	7,687	$—	$187,481
BNP	07/2015	NOK	17,290	USD	2,278	—	55,738
BNP	07/2015	USD	3,153	MXN	48,600	5,170	—
BNP	07/2015	USD	640	SEK	5,440	1,219	—
BNP	07/2015	USD	2,419	TRY	6,680	—	63,247
BNP	07/2015	ZAR	30,750	USD	2,541	—	25,275
BOA	07/2015	KRW	6,964,000	USD	6,355	—	78,813
BOA	07/2015	NZD	1,625	USD	1,250	—	100,912
BOA	07/2015	USD	635	AUD	825	5,285	—
BOA	07/2015	USD	632	CAD	790	—	2,406
BOA	07/2015	USD	1,100	GBP	730	—	15,243
BOA	07/2015	USD	1,055	JPY	126,000	39,387	—
BOA	07/2015	USD	4,994	KRW	5,548,000	12,993	19,218
BOA	07/2015	USD	2,450	NZD	3,215	177,519	—
BOA	07/2015	USD	2,475	ZAR	30,510	—	21,537
BOA	07/2015	ZAR	30,380	USD	2,552	—	65,796
CITNA-B	07/2015	AUD	3,355	USD	2,611	—	50,697
CITNA-B	07/2015	EUR	2,070	USD	2,313	—	38,226
CITNA-B	07/2015	HUF	2,083,000	USD	7,679	—	284,306
CITNA-B	07/2015	KRW	678,000	USD	609	1,822	—
CITNA-B	07/2015	MXN	74,200	USD	4,959	—	153,723
CITNA-B	07/2015	TRY	11,790	USD	4,724	—	343,762
CITNA-B	07/2015	USD	3,702	CAD	4,590	52,281	38,984
CITNA-B	07/2015	USD	4,333	HUF	1,200,000	77,848	5,049
CITNA-B	07/2015	USD	3,626	MXN	55,700	47,689	28,463
CITNA-B	07/2015	USD	981	NOK	7,490	17,781	—
CITNA-B	07/2015	USD	3,525	TRY	8,510	362,586	—
CITNA-B	07/2015	USD	604	ZAR	7,340	3,866	—
DEU	07/2015	AUD	2,965	USD	2,260	2,583	—
DEU	07/2015	CHF	2,320	USD	2,686	—	214,289
DEU	07/2015	EUR	250	USD	265	9,672	—
DEU	07/2015	NZD	1,590	USD	1,198	—	74,119

21     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	07/2015	SEK	19,240	USD	2,307	$—	$49,161
DEU	07/2015	USD	3,597	CHF	3,615	—	254,160
DEU	07/2015	USD	537	EUR	500	—	12,142
DEU	07/2015	USD	674	GBP	440	1,988	—
DEU	07/2015	USD	2,482	HUF	700,000	—	3,009
DEU	06/2015 - 07/2015	USD	2,736	JPY	336,000	27,897	—
DEU	07/2015	USD	578	TRY	1,550	2,573	—
DEU	07/2015	USD	2,515	ZAR	30,800	—	5,041
GSCO-OT	07/2015	BRL	9,260	USD	2,912	—	36,514
GSCO-OT	07/2015	USD	3,643	BRL	11,320	128,309	—
HSBC	07/2015	TRY	6,680	USD	2,554	—	72,235
HSBC	07/2015	USD	2,531	MXN	38,800	17,910	—
HSBC	07/2015	USD	1,273	NZD	1,725	53,039	—
JPM	07/2015	CAD	6,175	USD	4,963	40,052	40,191
JPM	07/2015	CHF	2,505	USD	2,693	—	23,869
JPM	07/2015	JPY	585,000	USD	4,932	—	215,715
JPM	07/2015	NZD	830	USD	598	—	11,153
JPM	07/2015	USD	632	CHF	600	—	7,711
JPM	07/2015	USD	1,235	EUR	1,081	47,453	—
JPM	07/2015	USD	2,528	JPY	299,000	117,581	—
JPM	07/2015	USD	2,540	KRW	2,815,000	3,347	—
JPM	07/2015	USD	619	NOK	4,820	—	422
JPM	07/2015	USD	1,048	SEK	8,380	64,225	—
JPM	07/2015	USD	1,193	ZAR	14,200	30,831	—
JPM	07/2015	ZAR	29,570	USD	2,492	—	72,670
MSCO	07/2015	GBP	3,270	USD	4,984	28,500	15,704
MSCO	07/2015	JPY	611,000	USD	5,149	—	223,650
MSCO	07/2015	USD	3,610	AUD	4,665	50,601	220
MSCO	07/2015	USD	1,696	EUR	1,480	75,745	5,650
MSCO	07/2015	USD	2,543	GBP	1,685	—	31,159
MSCO	06/2015 - 07/2015	USD	5,458	JPY	657,000	162,085	—
NOM	07/2015	JPY	77,000	USD	622	—	1,385
TDB	07/2015	USD	2,453	MXN	37,000	56,554	—
Total Unrealized Appreciation and Depreciation						$1,726,391	$2,949,045

Futures Contracts as of May 29, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
CAC 40 10 Euro Index	PAR	Sell	6/19/15	296	$ 16,204,450	$ (240,991)
CBOE Volatility Index	CBE	Sell	7/22/15	100	1,582,500	75,567
Coffee “C”*	NYB	Sell	7/21/15	14	662,288	62,553
Copper*	EBF	Buy	7/29/15	10	682,000	(45,524)
Cotton No. 2*	NYB	Buy	7/9/15	22	707,850	14,708
FTSE 100 Index	LIF	Sell	6/19/15	162	17,244,157	(515,897)
Gas Oil*	NYM	Sell	6/30/15	9	779,701	(19,417)
Gold (100 oz.)*	CMX	Buy	8/27/15	13	1,546,740	9,559
Lean Hogs*	CME	Sell	6/12/15	22	737,660	(8,377)
Natural Gas*	NYM	Sell	6/26/15	26	686,920	39,649

22     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
New York Harbour ULSD	NYM	Buy	6/30/15	9	$736,987	$(10,240)
S&P 500 E-Mini Index	CME	Buy	6/19/15	72	7,581,600	(42,563)
S&P/TSX 60 Index	MON	Sell	6/18/15	32	4,495,851	(44,465)
Silver*	CMX	Buy	7/29/15	9	751,545	29,074
SPI 200	SFE	Sell	6/18/15	44	4,859,327	28,944
United States Treasury Long Bonds	CBT	Sell	9/21/15	41	6,380,625	(16,198)
United States Treasury Long Bonds	CBT	Buy	9/21/15	1	155,625	829
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/15	8	1,750,875	(1,980)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	5	638,438	(4,164)
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/15	51	6,512,063	22,513
WTI Crude Oil*	NYM	Buy	6/22/15	16	964,800	(19,228)
WTI Crude Oil*	NYM	Sell	6/22/15	12	723,600	(1,368)
						$(687,016)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at May 29, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
EUR Currency Put	BOA	USD	1.090	6/4/15	EUR	(1,965,000)	$15,574	$(8,383)
EUR Currency Call	BOA	USD	1.090	6/4/15	EUR	(1,965,000)	15,840	(25,568)
EUR Currency Put	GSG	USD	1.096	6/5/15	EUR	(1,950,000)	15,898	(14,237)
EUR Currency Call	GSG	USD	1.096	6/5/15	EUR	(1,950,000)	16,852	(19,085)
EUR Currency Call	TDB	USD	1.083	6/3/15	EUR	(1,965,000)	15,594	(34,415)
EUR Currency Put	TDB	USD	1.083	6/3/15	EUR	(1,965,000)	16,789	(4,071)
Total Over-the-Counter Options Written							$96,547	$(105,759)

Centrally Cleared Credit Default Swaps at May 29, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.23	Buy	5.000%	12/20/19	USD	13,916	$787,970	$(1,381,358)

Over-the-Counter Credit Default Swaps at May 29, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Aetna, Inc.	GSG	Sell	1.000%	6/20/20	USD	3,240	$(134,501)	$130,249
Avnet, Inc.	BAC	Buy	1.000	6/20/20	USD	3,220	24,873	(40,157)
Barrick Gold Corp.	BAC	Sell	1.000	6/20/20	USD	3,220	83,610	(88,907)
Block Financial LLC	FIB	Buy	5.000	6/20/20	USD	3,230	605,230	(544,034)
Ford Motor Co.	BAC	Sell	5.000	6/20/20	USD	3,220	(633,288)	683,611
Freeport-McMoran, Inc.	BAC	Sell	1.000	6/20/20	USD	3,220	182,773	(230,377)
Gap, Inc. (The)	CITNA-B	Buy	1.000	6/20/20	USD	3,220	32,415	(17,627)
General Electric Capital Corp.	CITNA-B	Sell	1.000	6/20/20	USD	3,220	(99,715)	101,698

23     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Motorola Solutions, Inc.	BOA	Buy	1.000%	6/20/20	USD	3,220	$(21,735)	$10,484
Newmont Mining Corp.	CITNA-B	Sell	1.000	6/20/20	USD	3,220	19,134	(27,245)
Nordstrom, Inc.	JPM	Buy	1.000	6/20/20	USD	3,220	86,713	(87,341)
Pitney Bowes, Inc.	BNP	Buy	1.000	6/20/20	USD	3,220	(7,306)	(9,403)
Southwest Airlines Co.	CITNA-B	Buy	1.000	6/20/20	USD	3,220	57,774	(59,480)
Teck Resources Ltd.	GSG	Sell	1.000	6/20/20	USD	3,220	218,719	(302,180)
Transocean, Inc.	BNP	Sell	1.000	6/20/20	USD	3,220	679,486	(617,976)
Union Pacific Corp.	FIB	Buy	1.000	6/20/20	USD	3,220	128,629	(140,534)
Walt Disney Co. (The)	FIB	Sell	1.000	6/20/20	USD	3,220	(140,747)	146,265
Whirlpool Corp.	BNP	Buy	1.000	6/20/20	USD	3,220	33,202	(53,659)
Xerox Corp.	BOA	Buy	1.000	6/20/20	USD	3,220	(21,735)	(2,668)
YUM! Brands, Inc.	GSG	Sell	1.000	6/20/20	USD	3,220	(37,144)	17,499
Total Over-the-Counter Credit Default Swaps							$1,056,387	$(1,131,782)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$29,000,000	$—	BBB- to AA+
Non-Investment Grade Single Name Corporate Debt	3,220,000	—	BB+

Total	$32,220,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at May 29, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BAC	Receive	Three- Month SEK STIBOR SIDE	0.946%	4/7/25	SEK	80,235	$(238,653)
BAC	Pay	Three- Month USD BBA LIBOR	2.219	3/5/25	USD	240	1,627
BOA	Pay	Three- Month USD BBA LIBOR	1.971	4/7/25	USD	40	(732)

24     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
JPM	Receive	Three- Month NZD BBR FRA	3.708%	4/8/25	NZD	195	$1,973
JPM	Receive	Six-Month JPY BBA LIBOR	0.541	4/8/25	JPY	6,000	87
JPM	Pay	Three- Month NZD BBR FRA	3.555	2/9/25	NZD	12,545	152,883
JPM	Pay	Six-Month JPY BBA LIBOR	0.550	3/5/25	JPY	1,152,000	(1,844)
JPM	Pay	Three- Month USD BBA LIBOR	2.164	1/7/25	USD	9,385	59,456
Total Centrally Cleared Interest Rate Swaps							$(25,203)

Over-the-Counter Total Return Swaps at May 29, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	8,297	$86,008
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	7,794	116,424
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 40 basis points	2/5/16	USD	9,828	45,892
DBOPSPST Custom Basket	DEU	Receive	One-Month USD BBA LIBOR minus 55 basis points	2/5/16	USD	9,697	255,026
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	5/12/16	HKD	49,842	(108,412)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	5/6/16	USD	23,095	(2,702)
HIM5 Index	GSG	Pay	No Floating Rate	7/8/15	HKD	33,688	140,682
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	5/9/16	EUR	15,217	(17,224)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	5/9/16	GBP	11,029	425,092
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	23,303	(65,224)
Total Over-the-Counter Total Return Swaps							$875,562

25     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Total Return Swaps (Continued)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at May 29, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
EUR/AUD spot exchange rate	BOA	Receive	$12.800	6/5/15	EUR	4,400	$(10,825)
EUR/CHF spot exchange rate	DEU	Pay	8.000	6/22/15	EUR	4,400	2,465
EUR/CHF spot exchange rate	DEU	Pay	8.000	6/22/15	EUR	4,400	2,416
EUR/CHF spot exchange rate	BOA	Pay	7.950	7/1/15	EUR	4,500	(2,916)
EUR/CHF spot exchange rate	HSBC	Pay	7.700	6/22/15	EUR	4,300	1,370
EUR/CHF spot exchange rate	DEU	Pay	8.000	6/29/15	EUR	4,500	(840)
EUR/CHF spot exchange rate	BOA	Pay	7.900	6/30/15	EUR	4,500	(2,273)
EUR/CHF spot exchange rate	GSG	Pay	7.700	6/26/15	EUR	4,400	(725)
EUR/CHF spot exchange rate	BOA	Pay	8.000	6/29/15	EUR	4,400	(193)
EUR/GBP spot exchange rate	HSBC	Receive	8.950	6/12/15	EUR	4,400	4,301
EUR/NZD spot exchange rate	DEU	Receive	12.700	6/8/15	EUR	4,300	(1,039)
GBP/CHF spot exchange rate	DEU	Receive	9.500	6/18/15	GBP	3,100	(1,990)
GBP/CHF spot exchange rate	DEU	Receive	9.600	6/15/15	GBP	3,100	(3,127)
GBP/CHF spot exchange rate	JPM	Receive	9.930	6/15/15	GBP	3,100	(3,790)
GBP/CHF spot exchange rate	HSBC	Receive	9.700	6/18/15	GBP	3,100	(3,648)
GBP/JPY spot exchange rate	BOA	Pay	11.800	6/8/15	GBP	3,200	15,406
GBP/JPY spot exchange rate	JPM	Pay	11.040	6/11/15	GBP	3,200	9,244
GBP/JPY spot exchange rate	DEU	Pay	11.000	6/8/15	GBP	3,200	10,760
iShares MSCI Emerging Markets	GSG	Pay	446.477	7/8/15	USD	728	129,657
iShares MSCI Emerging Markets	GSG	Receive	463.541	7/8/15	USD	714	(135,803)
iShares MSCI Emerging Markets	GSG	Pay	444.788	7/6/15	USD	729	96,811
iShares MSCI Emerging Markets	GSG	Receive	469.156	7/7/15	USD	707	(136,239)
iShares MSCI Emerging Markets	GSG	Pay	451.988	7/7/15	USD	719	123,668
iShares MSCI Emerging Markets	GSG	Pay	443.103	7/9/15	USD	761	137,513
iShares MSCI Emerging Markets	GSG	Pay	443.103	7/9/15	USD	761	129,218
iShares MSCI Emerging Markets	GSG	Receive	461.820	7/6/15	USD	716	(132,603)
iShares MSCI Emerging Markets	GSG	Receive	460.103	7/9/15	USD	746	(135,324)
iShares MSCI Emerging Markets	GSG	Receive	460.103	7/9/15	USD	746	(135,324)
USD/SEK spot exchange rate	DEU	Receive	11.700	6/4/15	USD	4,900	(3,185)
Total Over-the-Counter Volatility Swaps							$(47,015)

26     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Volatility Swaps (Continued)
* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement
CDX.HY.23	Markit CDX High Yield Index
CGCNOCAD	Custom Basket of Securities
CGAUOPAU	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities

27     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIM5	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EBF	European Banking Federation
LIF	London International Financial Futures and Options Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

28     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES May 29, 20151

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $116,002,053)	$113,510,028
Affiliated companies (cost $6,518,112)	6,393,159
119,903,187
Cash	7,836,311
Cash—foreign currencies (cost $1,238)	1,246
Cash used for collateral on futures	571,550
Cash used for collateral on centrally cleared swaps	2,558,213
Unrealized appreciation on forward currency exchange contracts	1,726,391
Swaps, at value (premiums paid $1,067,130)	2,821,759
Centrally cleared swaps, at value	216,026
Receivables and other assets:
Interest and dividends	749,471
Variation margin receivable	701,573
Investments sold	54,782
Shares of beneficial interest sold	5,653
Other	183,833
Total assets	137,329,995

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,949,045
Options written, at value (premiums received $96,547)	105,759
Swaps, at value (premiums received $2,123,517)	3,124,994
Centrally cleared swaps, at value (premiums received $787,970)	1,622,587
Payables and other liabilities:
Investments purchased	631,079
Variation margin payable	185,199
Shares of beneficial interest redeemed	14,649
Shareholder communications	8,584
Distribution and service plan fees	3,725
Trustees’ compensation	1,990
Other	247,262
Total liabilities	8,894,873

Net Assets	$128,435,122

Composition of Net Assets
Par value of shares of beneficial interest	$4,786
Additional paid-in capital	126,338,006
Accumulated net investment income	4,132,493
Accumulated net realized gain on investments and foreign currency transactions	2,504,708
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(4,544,871)
Net Assets	$128,435,122

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

29     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $15,016,083 and 562,735 shares of beneficial interest outstanding)	$26.68
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.31
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,617,257 and 99,671 shares of beneficial interest outstanding)	$26.26
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $104,947,247 and 3,902,908 shares of beneficial interest outstanding)	$26.89
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,854,535 and 220,535 shares of beneficial interest outstanding)	$26.55

See accompanying Notes to Consolidated Financial Statements.

30     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 29, 20151

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$312,224
Dividends	1,730
Net expenses	(19,919)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	294,035
Investment Income
Interest	3,033,560
Dividends:
Unaffiliated companies	321,725
Affiliated companies	2,868
Total investment income	3,358,153
Expenses
Management fees	1,084,954
Distribution and service plan fees:
Class A	10,220
Class C	22,003
Transfer and shareholder servicing agent fees:
Class A	39,369
Class C	4,853
Class I	29,316
Class Y	7,038
Shareholder communications:
Class A	19,879
Class C	7,739
Class I	203
Class Y	2,429
Custodian fees and expenses	76,501
Legal, auditing and other professional fees	62,286
Trustees’ compensation	14,346
Other	34,778
Total expenses	1,415,914
Less reduction to custodian expenses	(121)
Less waivers and reimbursements of expenses	(94,148)
Net expenses	1,321,645
Net Investment Income	2,330,543

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

31     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$133,073
Closing and expiration of option contracts written	7,107,890
Closing and expiration of futures contracts	(795,533)
Foreign currency transactions	(9,290,177)
Swap contracts	11,057,349
Net realized gain (loss) allocated from:
Oppenheimer Master Loan Fund, LLC	(70,682)
Net realized gain	8,141,920
Net change in unrealized appreciation/depreciation on:
Investments	(2,947,230)
Translation of assets and liabilities denominated in foreign currencies	(1,615,984)
Futures contracts	(282,953)
Option contracts written	(9,212)
Swap contracts	(446,334)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(79,369)
Net change in unrealized appreciation/depreciation	(5,381,082)
Net Increase in Net Assets Resulting from Operations	$5,091,381

See accompanying Notes to Consolidated Financial Statements.

32     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Operations
Net investment income	$2,330,543	$1,612,039
Net realized gain	8,141,920	1,221,771
Net change in unrealized appreciation/depreciation	(5,381,082)	1,057,800
Net increase in net assets resulting from operations	5,091,381	3,891,610
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(942,124)	(102,416)
Class C	(88,842)	(7,754)
Class I	(4,467,527)	(237,302)
Class Y	(153,707)	(2,251)
	(5,652,200)	(349,723)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(6,260,738)	1,523,703
Class C	740,893	1,175,462
Class I	40,364,744	17,227,941
Class Y	5,397,517	93,319
	40,242,416	20,020,425
Net Assets
Total increase	39,681,597	23,562,312
Beginning of period	88,753,525	65,191,213
End of period (including accumulated net investment income of $4,132,493 and $3,662,698, respectively)	$128,435,122	$88,753,525

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]		Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$26.93	$25.74		$24.84		$28.68		$26.04
Income (loss) from investment operations:
Net investment income[2]	0.46	0.55		1.12		1.28		1.93
Net realized and unrealized gain (loss)	0.61	0.77		0.72		(4.04)		0.71
Total from investment operations	1.07	1.32		1.84		(2.76)		2.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.32)	(0.13)		(0.94)		(1.08)		0.00
Net asset value, end of period	$26.68	$26.93		$25.74		$24.84		$28.68

Total Return, at Net Asset Value[3]	4.10%	5.16%		7.52%		(9.66)%		10.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,016	$21,494		$19,034		$16,777		$19,212
Average net assets (in thousands)	$17,929	$19,776		$17,966		$17,468		$18,525
Ratios to average net assets:[4,5]
Net investment income	1.72%	2.11%		4.34%		4.89%		6.96%
Total expenses[6]	1.43%	1.66%		1.68%		1.96%		1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.32%		1.32%		1.47%		1.68%
Portfolio turnover rate	48%	59%	[7]	58%	[7]	253%	[7]	243%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 29, 2015	1.43%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%
Year Ended May 31, 2011	1.76%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

34     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]		Year Ended May 31, 2013		Period Ended May 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$26.54	$25.56		$24.77		$24.82
Income (loss) from investment operations:
Net investment income[3]	0.24	0.34		0.75		0.35
Net realized and unrealized gain (loss)	0.60	0.77		0.86		(0.40)
Total from investment operations	0.84	1.11		1.61		(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.12)	(0.13)		(0.82)		0.00
Net asset value, end of period	$26.26	$26.54		$25.56		$24.77

Total Return, at Net Asset Value[4]	3.24%	4.38%		6.59%		(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,617	$1,893		$637		$38
Average net assets (in thousands)	$2,211	$1,460		$252		$25
Ratios to average net assets:[5,6]
Net investment income	0.91%	1.34%		2.95%		4.20%
Total expenses[7]	2.63%	3.51%		6.58%		10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.16%	2.21%		2.22%		2.23%
Portfolio turnover rate	48%	59%	[8]	58%	[8]	253%	[8]

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 29, 2015	2.63%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

35   OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]		Year Ended May 31, 2013		Period Ended May 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$27.12	$25.86		$24.86		$24.82
Income (loss) from investment operations:
Net investment income[3]	0.53	0.62		0.71		0.43
Net realized and unrealized gain (loss)	0.64	0.77		1.19		(0.39)
Total from investment operations	1.17	1.39		1.90		0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.40)	(0.13)		(0.90)		0.00
Net asset value, end of period	$26.89	$27.12		$25.86		$24.86

Total Return, at Net Asset Value[4]	4.38%	5.45%		7.81%		0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,947	$64,914		$45,183		$10
Average net assets (in thousands)	$98,039	$48,915		$1,638		$10
Ratios to average net assets:[5,6]
Net investment income	1.98%	2.38%		3.34%		5.15%
Total expenses[7]	1.10%	1.45%		1.18%		2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.11%		1.13%		1.16%
Portfolio turnover rate	48%	59%	[8]	58%	[8]	253%	[8]

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 29, 2015	1.10%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

36     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]		Year Ended May 31, 2013		Period Ended May 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$26.82	$25.61		$24.85		$24.82
Income (loss) from investment operations:
Net investment income[3]	0.49	0.58		0.93		0.42
Net realized and unrealized gain (loss)	0.61	0.76		0.85		(0.39)
Total from investment operations	1.10	1.34		1.78		0.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.37)	(0.13)		(1.02)		0.00
Net asset value, end of period	$26.55	$26.82		$25.61		$24.85

Total Return, at Net Asset Value[4]	4.21%	5.27%		7.33%		0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,855	$453		$337		$10
Average net assets (in thousands)	$3,235	$418		$16,385		$10
Ratios to average net assets:[5,6]
Net investment income	1.85%	2.23%		3.56%		4.99%
Total expenses[7]	1.37%	1.96%		1.31%		2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.24%		1.21%		1.31%
Portfolio turnover rate	48%	59%	[8]	58%	[8]	253%	[8]

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 29, 2015	1.37%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

37     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS May 29, 2015

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 29, 2015, approximately 88.5% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

    The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

38     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 29, 2015, the Fund owned 10,297 shares with net assets of $7,307,056.

Other financial information at May 29, 2015:

Total market value of investments*	$—
Net assets	$7,307,056
Net income (loss)	$(87,366)
Net realized gain (loss)	$808,800
Net change in unrealized appreciation/depreciation	$(66,808)

* At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/depreciation.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

39     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

40     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,632,955	$366,655	$7,408	$2,915,527

1. The Fund had $7,408 of straddle losses which were deferred.

2. During the fiscal year ended May 29, 2015, the Fund utilized $3,493,417 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended May 31, 2014, the Fund utilized $696,983 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 29, 2015. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]
$1,574,449	$3,791,452	$2,217,003

4. $141,817, including $33,481 of long-term capital gain, was distributed in connection with Fund share redemptions.

41     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 was as follows:

	Year Ended May 31, 2015	Year Ended May 31, 2014
Distributions paid from:
Ordinary income	$5,652,200	$349,723

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$123,055,190
Federal tax cost of other investments	(40,524,200)

Total federal tax cost	$82,530,990

Gross unrealized appreciation	$2,745,972
Gross unrealized depreciation	(5,661,499)

Net unrealized depreciation	$(2,915,527)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. As of May 29, 2015, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

42     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

43     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

44     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$9,527,846	$—	$26,090	$9,553,936
Mortgage-Backed Obligations	—	553,139	—	553,139
Non-Convertible Corporate Bonds and Notes	—	36,017,384	25	36,017,409

45     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Event-Linked Bonds	$—	$18,538,413	$—	$18,538,413
Investment Companies	6,348,746	6,393,159	—	12,741,905
Short-Term Note	—	42,498,385	—	42,498,385
Total Investments, at Value	15,876,592	104,000,480	26,115	119,903,187
Other Financial Instruments:
Swaps, at value	—	2,821,759	—	2,821,759
Centrally cleared swaps, at value	—	216,026	—	216,026
Futures contracts	283,396	—	—	283,396
Forward currency exchange contracts	—	1,726,391	—	1,726,391
Total Assets	$16,159,988	$108,764,656	$26,115	$124,950,759

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,124,994)	$—	$(3,124,994)
Centrally cleared swaps, at value	—	(1,622,587)	—	(1,622,587)
Options written, at value	—	(105,759)	—	(105,759)
Futures contracts	(970,412)	—	—	(970,412)
Forward currency exchange contracts	—	(2,949,045)	—	(2,949,045)
Total Liabilities	$(970,412)	$(7,802,385)	$—	$(8,772,797)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that

46     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.50% of the Master Fund at May 29, 2015.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. As of May 29, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

47     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of May 29, 2015 is as follows:

Cost	$1,248,564
Market Value	$516,731
Market Value as % of Net Assets	0.40%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

48     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At

49     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 29, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $42,306,802 and $49,105,863, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin

50     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the year ended May 29, 2015, the Fund had an ending monthly average market value of $29,368,775 and $47,872,335 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

51     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 29, 2015, the Fund had an ending monthly average market value of $55,500 and $52,037 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended May 29, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of May 30, 2014	—	$ —
Options written	29,810,976,574	7,263,329
Options closed or expired	(29,557,961,574)	(7,107,890)
Options exercised	(241,255,000)	(58,892)

Options outstanding as of May 29, 2015	11,760,000	$96,547

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of

52     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

53     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the year ended May 29, 2015, the Fund had ending monthly average notional amounts of $37,817,385 and $29,526,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended May 29, 2015, the Fund had ending monthly average notional amounts of $16,177,138 and $18,924,543 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

54     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended May 29, 2015, the Fund had ending monthly average notional amounts of $76,531,380 and $33,454,759 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

55     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended May 29, 2015, the Fund had ending monthly average notional amounts of $50,967 and $24,211 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or

56     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 29, 2015, the Fund has required certain counterparties to post collateral of $1,234,839.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

57     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at May 29, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$686,166	$(373,975)	$(312,191)	$—	$—
Barclays Bank plc	683,611	(359,441)	(324,170)	—	—
BNP Paribas	6,389	(6,389)	—	—	—
Citibank NA	868,003	(868,003)	—	—	—
Credit Suisse International	146,265	(146,265)	—	—	—
Deutsche Bank AG	361,272	(361,272)	—	—	—
Goldman Sachs Bank USA	128,309	(36,514)	—	—	91,795
Goldman Sachs Group, Inc. (The)	905,297	(905,297)	—	—	—
HSBC Bank USA NA	76,620	(75,883)	—	—	737
JPMorgan Chase Bank NA	312,733	(312,733)	—	—	—
Morgan Stanley Capital Services, Inc.	316,931	(276,383)	—	—	40,548
Toronto Dominion Bank	56,554	(38,486)	—	—	18,068

	$4,548,150	$(3,760,641)	$(636,361)	$—	$151,148

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

58     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at May 29, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(373,975)	$373,975	$—	$—	$—
Barclays Bank plc	(359,441)	359,441	—	—	—
BNP Paribas	(1,012,779)	6,389	779,970	—	(226,420)
Citibank NA	(1,047,562)	868,003	179,559	—	—
Credit Suisse International	(684,568)	146,265	279,989	—	(258,314)
Deutsche Bank AG	(622,102)	361,272	260,830	—	—
Goldman Sachs Bank USA	(36,514)	36,514	—	—	—
Goldman Sachs Group, Inc. (The)	(1,187,858)	905,297	—	—	(282,561)
HSBC Bank USA NA	(75,883)	75,883	—	—	—
JPMorgan Chase Bank NA	(462,862)	312,733	—	—	(150,129)
Morgan Stanley Capital Services, Inc.	(276,383)	276,383	—	—	—
Nomura Global Financial Products, Inc.	(1,385)	—	—	—	(1,385)
Toronto Dominion Bank	(38,486)	38,486	—	—	—

	$(6,179,798)	$3,760,641	$1,500,348	$—	$(918,809)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of May 29, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$1,089,806	Swaps, at value	$2,221,588
Equity contracts	Swaps, at value	1,069,124	Swaps, at value	193,562
Volatility contracts	Swaps, at value	662,829	Swaps, at value	709,844
Credit contracts			Centrally cleared swaps, at value	1,381,358

59     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives (Continued)			Liability Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Centrally cleared swaps, at value	$216,026		Centrally cleared swaps, at value	$241,229
Commodity contracts	Variation margin receivable	65,817	*	Variation margin payable	50,166	*
Equity contracts	Variation margin receivable	622,099	*	Variation margin payable	91,783	*
Interest rate contracts	Variation margin receivable	13,657	*	Variation margin payable	33,250	*
Volatility contracts				Variation margin payable	10,000	*
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,726,391		Unrealized depreciation on forward currency exchange contracts	2,949,045
Forward currency exchange contracts				Options written, at value	105,759

Total		$5,465,749			$7,987,584

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$808,800	$—	$—	$808,800
Credit contracts	—	—	—	—	(797,417)	(797,417)
Equity contracts	—	—	(2,634,075)	—	1,799,069	(835,006)
Forward currency exchange contracts	(10,641)	7,107,890	—	(5,410,551)	—	1,686,698
Interest rate contracts	—	—	1,055,485	—	193,550	1,249,035
Volatility contracts	—	—	(25,743)	—	9,862,147	9,836,404

Total	$(10,641)	$7,107,890	$(795,533)	$(5,410,551)	$11,057,349	$11,948,514

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

60     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$(66,808)	$—	$—	$(66,808)
Credit contracts	—	—	—	—	(698,317)	(698,317)
Equity contracts	—	—	(277,783)	—	427,699	149,916
Forward currency exchange contracts	(66,808)	(9,212)	—	(1,205,179)	—	(1,281,199)
Interest rate contracts	—	—	(2,557)	—	(70,380)	(72,937)
Volatility contracts	—	—	64,195	—	(105,336)	(41,141)
Total	$(66,808)	$(9,212)	$(282,953)	$(1,205,179)	$(446,334)	$(2,010,486)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class A
Sold	150,217	$4,007,831	103,544	$2,679,405
Dividends and/or distributions reinvested	8,758	229,739	499	12,866
Redeemed	(394,348)	(10,498,308)	(45,430)	(1,168,568)
Net increase (decrease)	(235,373)	$(6,260,738)	58,613	$1,523,703

Class C
Sold	45,924	$1,205,416	68,688	$1,743,305
Dividends and/or distributions reinvested	3,389	87,885	301	7,683
Redeemed	(20,954)	(552,408)	(22,597)	(575,526)
Net increase	28,359	$740,893	46,392	$1,175,462

Class I
Sold	1,746,942	$46,781,283	833,210	$22,089,326
Dividends and/or distributions reinvested	169,253	4,466,963	9,139	237,255
Redeemed	(406,491)	(10,883,502)	(196,570)	(5,098,640)
Net increase	1,509,704	$40,364,744	645,779	$17,227,941

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2.

61     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	202,381	$5,366,587	6,215	$158,843
Dividends and/or distributions reinvested	5,894	153,155	85	2,187
Redeemed	(4,620)	(122,225)	(2,581)	(67,711)

Net increase	203,655	$5,397,517	3,719	$93,319

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 29, 2015 were as follows:

	Purchases	Sales
Investment securities	$59,712,173	$33,254,220

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the fiscal year ended May 29, 2015 was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the

62     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

63     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$8,375	$—	$314

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the year ended May 29, 2015, this waiver reduced the Fund’s management fee by $56,030.

The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the year ended May 29, 2015, the Manager waived fees and/or reimbursed the Fund $5,767, $9,067 and $2,500 for Class A, Class C and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the year ended May 29, 2015, the Manager waived fees and/or reimbursed the Fund $20,784 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the

64     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

9. Pending Litigation (Continued)

respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

65     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund and subsidiary, including the consolidated statement of investments, as of May 29, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 29, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund and subsidiary as of May 29, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 24, 2015

66     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    Dividends, if any, paid by the Fund during the fiscal year ended May 29, 2015 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.84% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 29, 2015 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $37,793 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 29, 2015, the maximum amount allowable but not less than $963,535 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

67     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

68     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

69     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the

70     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Elizabeth Krentzman, Continued	OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and

71     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued

Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management

72     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

William F. Glavin, Jr., Continued

LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Year of Birth: 1965

Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January

73     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued

2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

74     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

75     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

77     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

78     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

79     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $40,300 in fiscal 2015 and $39,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,061,442 in fiscal 2015 and $871,571 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $386,917 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,620,998 in fiscal 2015 and $1,258,488 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2015